UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

AGA Medical Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34494	41-1815457
(Commission File Number)	(IRS Employer
Identification No.)

5050 Nathan Lane North
Plymouth, Minnesota 55442

(Address of Principal Executive Offices and Zip Code)

(763) 513-9227

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07             Submission of  Matters to a Vote of Security Holders

At our annual meeting of stockholders, held June 7, 2010, in Plymouth, Minnesota, our stockholders elected two Class I directors, Daniel A. Pelak and Darrell J. Tamosuinas, to serve on our Board of Directors until the 2013 annual meeting and until their successors are duly elected and qualified.  The voting results were as follows:

	For	Withheld	Non-Votes
Daniel A. Pelak	43,211,842	4,924,970	785,248
Darrell J. Tamosuinas	46,510,651	1,626,161	785,248

The stockholders also ratified the selection of Ernst & Young, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Total number of shares voted in favor:	48,640,724
Total number of shares voted against:	277,838
Total number of abstentions:	3,498

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2010

AGA MEDICAL HOLDINGS, INC.
(Registrant)

By:	/s/ Ronald E. Lund
Ronald E. Lund
Senior Vice President, General Counsel and
Secretary